UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective as of May 5, 2023, Viking Energy Group, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with FK Venture LLC, a Delaware limited liability company (the “Investor”), pursuant to which (i) the Investor agreed to purchase, by the fifth calendar day of each month for six months commencing May 5, 2023, and the Company agreed to issue to the Seller, convertible promissory notes (each such note a “Note”), with each Note having a minimum principal amount of $800,000 (for aggregate minimum funding to the Company of $4,800,000 under the SPA); and (ii) the Investor would have the right to purchase up to an aggregate of $9,600,000 in principal amount of Notes provided the Investor has purchased each Note monthly as required.

The initial Note purchased by the Investor pursuant to the SPA was funded by the Investor on May 5, 2023, and on such date, the Company received the purchase price of $800,000 and issued a Note in the principal amount of $800,000 to the Investor (the “May 5th Note”). Each Note issued to the Investor under the SPA, including the May 5th Note, will (i) mature on the earlier of earlier of July 1, 2025, or 90 days following the date that the Company completes a direct up-listing of its common stock to a national securities exchange (not including any merger or combination of the Company and Camber Energy, Inc. (such combination the “Camber Merger”)); (ii) accrue interest at 12% per annum (provided that if a Note is prepaid within 12 months of the issuance date, a full 12 months of interest shall be paid); and (iii) be convertible into shares of the Company’s (or its successor’s) common stock at a fixed conversion price equal to the lesser of (a) $0.75 (subject to proportional adjustment for stock splits), or (b) if the Camber Merger closes, 50% multiplied by the volume-weighted average price of Camber Energy, Inc.’s common stock on the trading day  immediately prior to the closing of the Camber Merger (subject to proportional adjustment for stock splits).

The foregoing descriptions of the SPA (and Note form thereunder) and May 5th Note do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA and May 5th Note, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, by Viking Energy Group, Inc. and FK Venture LLC, dated May 5, 2023
10.2	Convertible Promissory Note, dated May 5, 2023, by Viking Energy Group, Inc. in favor of FK Venture LLC
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING ENERGY GROUP, INC.

Date: May 10, 2023	By:	/s/ James A. Doris
Name: James A. Doris
Title: Chief Executive Officer

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